UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 October 5, 1999
               (Date of report - date of earliest event reported)

                      TOTAL ENTERTAINMENT RESTAURANT CORP.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                         (State or other jurisdiction of
                         incorporation or organization)

       000-22753                                                 52-2016614
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)

9300 East Central Avenue, Suite 100
Wichita, Kansas                                                    67206
(Address of principal executive offices)                        (Zip-Code)

Registrant's telephone number, including area code (316) 634-0505

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                      TOTAL ENTERTAINMENT RESTAURANT CORP.

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            PAGE

Item 4. Change in Registrant's Certifying Accountants                         3

Item 7. Financial Statements and Exhibits                                     3

Signature                                                                     4

Exhibit 16.1                                                                  5

Item 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

Total Entertainment Restaurant Corp. (the Company) is filing this report on Form 8-K to report a change in certifying accountants with the firm of Ernst & Young LLP being replaced by Grant Thornton LLP effective September 28, 1999.

      (a)   The following sets forth the information required by item 304 (a)
            (1) of Regulation S-K:

            (i) On September 28, 1999, Ernst & Young LLP was dismissed as the Company's principal accountant.

            (ii) Ernst & Young LLP reports on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion , and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii) The decision to change accountants was approved by the
                  Directors of the Company.

            (iv) During the Company's two most recent fiscal years and subsequent interim periods, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure.

            (v) During the Company's two most recent fiscal years and subsequent interim periods, there have occurred none of the "reportable events" listed in Item 304 (a) (1) (v) (A-D) of Regulation S-K.

      (b) The Company has requested and received from Ernst & Young LLP the letter required by Item 304 (a) (3) of Regulation S-K. Such letter is filed as Exhibit 16.1 to this report, and states that Ernst & Young LLP agrees with the statements made by the Company in this report in response to Item 304 (a) (1) of Regulation S-K.

      (c)   The following sets forth the information required by Item 304 (a)
            (2) of Regulation S-K:

            The Company has retained Grant Thornton LLP as its principal accountants effective September 28, 1999.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report:

Exhibit No.        Description
-----------        -----------

16.1               Letter regarding Change in Certifying Accountant

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TOTAL ENTERTAINMENT RESTAURANT CORP.
                                          (Registrant)


                              By:  /s/ James K. Zielke
                                   ---------------------------------------
                                       James K. Zielke
                                       Chief Financial Officer

                              Date:  October 5, 1999